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                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-73210), pertaining to the Company's Stock Incentive Plan, 1993 Employees' Stock Grant Plan, Employees' Stock Purchase Plan and Senior Management Stock Distribution Plan, the Registration Statement (Form S-8 No.33-75350), pertaining to the Company's 1993 Directors' Stock Option Plan, the Registration Statement (Form S-8 No. 33-89910), pertaining to the Company's 1995 Director Stock Option Plan, the Registration Statement (Form S-8 No. 33-89912), pertaining to the Company's Employees' Stock Incentive Plan, the Registration Statement (Form S-8 No. 33-89914), pertaining to the Company's 1995 Employees' Stock Purchase Plan, the Registration Statement (Form S-8 No. 333-01333), pertaining to the Company's Employees' Stock Incentive Plan, the Registration Statement (Form S-8 No. 333-01335), pertaining to the Avail Systems Corporation 1991 Incentive Stock Plan, the Registration Statement (Form S-3 and Form S-3/A No. 333-06611) of Wang Laboratories, Inc. and the related Prospectus, the Registration Statement (Form S-8 No. 333-12963), pertaining to the I-Net, Inc. Key Employee Stock Option Plan, the Registration Statement (Form S-8 No. 333-12943), pertaining to the I-Net, Inc. 1996 Stock Incentive Plan, the Registration Statement (Form S-3 and Form S-3/A No.333-19789), of Wang Laboratories, Inc. Common Stock, the Registration Statement (Form S-8 No. 333-26661), pertaining to Wang Laboratories, Inc. Common Stock, the Registration Statement (Form S-8 No. 333-26635), pertaining to the I-Net Inc. Key Employee Stock Option Plan, the Registration Statement (Form S-8 No. 333-26637), pertaining to the I-Net, Inc. 1996 Stock Incentive Plan, the Registration Statement (Form S-3 and Form S-3/A No. 333-27969), of Wang Laboratories, Inc. pertaining to a warrant for Common Stock, the Registration Statement (Form S-3 and Form S-3/A No. 333-27971), of Wang Laboratories, Inc. Common Stock, the Registration Statement (Form S-8 No. 333-46075) pertaining to the Company's 1995 Employees' Stock Purchase Plan, the Registration Statement (Form S-8 No. 333-46079) pertaining to the Company's Employees' Stock Incentive Plan, the Registration Statement (Form S-8 No. 333-46081) pertaining to the Company's 1995 Director Stock Option Plan, and the Registration Statement (Form S-8 No. 333-46103) pertaining to the Company's Short-Term Incentive Compensation Plan of our report dated August 12, 1998, with respect to the consolidated financial statements and schedule of Wang Laboratories, Inc. included in the Annual Report (Form 10-K) for the year ended June 30, 1998.



                                                             ERNST & YOUNG LLP



Boston, Massachusetts
September 25, 1998